                                                                   EXHIBIT 10.23


                                    ANNEX K

                     Third Amendment to the Agreement and
                   Plan of Merger by and Among Halis, Inc.,
              HealthWatch Merger Sub, Inc. and HealthWatch, Inc.
                         dated as of January 16, 2001


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                            THIRD AMENDMENT TO THE
                            ----------------------
  AGREEMENT AND PLAN OF MERGER BY AND AMONG, HALIS, INC., HEALTHWATCH MERGER
  --------------------------------------------------------------------------
                        SUB, INC. AND HEALTHWATCH, INC.
                        -------------------------------


     This THIRD AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER BY AND AMONG, HALIS, INC., HEALTHWATCH MERGER SUB, INC. AND HEALTHWATCH, INC. ("Amendment"), dated as of February 16, 2001 is made and entered into by and among (i) Halis, Inc. ("Halis"), a Georgia corporation, (ii) HealthWatch Merger Sub, Inc.("Merger Sub"), a Georgia Corporation and (iii) HealthWatch, Inc. ("HealthWatch"), a Minnesota corporation.

     WHEREAS, Halis, Merger Sub and HealthWatch have entered into that certain Agreement and Plan of Merger dated as of June 29, 2000, as amended by the parties on September 29, 2000 and January 31, 2001 (the "Agreement"), in which HealthWatch will acquire Halis upon the merger of Halis with and into Merger Sub, a wholly-owned subsidiary of HealthWatch, upon the terms and conditions included in the Agreement; and

     WHEREAS, the parties desire to extend the lock-up period provided in
Section 5.13 of the Agreement to allow the parties the benefits of the lock-up provision as contemplated by the parties when the Agreement was first executed on June 29, 2000.

     THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

     1. Section 5.13 of the Agreement shall be deleted in its entirety and replaced with the following:

     "SECTION 5.13 LOCK-UP.   Substantial Halis Stockholders (defined as
     directors, officers and Halis Shareholders owning 5% or more of Halis Common Stock) and Affiliates will be required to agree not to sell, transfer or otherwise dispose of any HealthWatch Common Stock prior to December 31, 2001 (the "Lockup Period"); if HealthWatch undertakes a public offering within the Lockup Period, Halis Stockholders shall agree not to sell, transfer or otherwise dispose of the HealthWatch Common Stock for such period of time after completion of such public offering (not to exceed one year). In addition, Halis shall use its best efforts to obtain similar lock-up agreements from other Halis Shareholders that the parties shall reasonably determine to be in the best interest of all of the parties in carrying out the transactions contemplated by this Agreement.

     2. Except as modified by this Amendment, all terms and conditions of the Agreement are hereby reaffirmed.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the effective date mentioned above.

                                         HALIS, INC.

                                           By:  /s/ Joel Greenspan
                                                ------------------------------
                                           Its: Director
                                                ------------------------------
                                           Attest: /s/ Marilyn May
                                                   ---------------------------
                                           Its: Asst. Secretary
                                                ------------------------------

                                                      [CORPORATE SEAL]

                                           HEALTHWATCH, INC.

                                           HEALTHWATCH MERGER SUB, INC.

                                           By:  /s/ Thomas C. Riderour
                                                -----------------------------
                                           Its: Chief Financial Officer
                                                -----------------------------

                                           Attest: /s/ Marilyn May
                                                   --------------------------
                                           Its: Asst. Secretary
                                                -----------------------------

                                                      [CORPORATE SEAL]

                                           By:  /s/ Paul W. Harrison
                                                ------------------------------
                                           Its: President
                                                ------------------------------

                                           Attest: /s/ Marilyn May
                                                   ---------------------------
                                           Its: Asst. Secretary
                                                ------------------------------

                                                      [CORPORATE SEAL]

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